SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): February 6, 2001



                      HEALTHCARE INTEGRATED SERVICES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware                  000-19636               22-3119929
              ----------                -----------              -----------
 (State or other jurisdiction  (Commission File Number)        (IRS Employer
         incorporation)                                    Identification No.)



Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702


                        (Address of principal executive offices) (Zip Code)

            Registrant's telephone number, including area code: (732) 544-8200



                                 NOT APPLICABLE
                                ----------------
          (Former name or former address, if changed since last report)






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Item 5.           Other Events.

                  On February 6, 2001, HealthCare Integrated Services, Inc. issued a press release (the "Press Release") regarding the sale of its 51% partnership interest in Wayne Imaging Associates, L.P. A copy of the Press
Release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)      Exhibits.
                 --------

                 99.1 Press Release of HealthCare Integrated Services, Inc.
                      dated February 6, 2001.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHCARE INTEGRATED SERVICES, INC.
                                               (Registrant)


Dated: February 6, 2001             By:       /s/ Elliott H. Vernon
                                              -------------------------
                                              Elliott H. Vernon
                                              Chairman of the Board and Chief
                                              Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                                                         Page No.
-----------                                                         --------

99.1     Press Release of HealthCare Integrated Services, Inc.
         dated February 6, 2001